EXHIBIT 23.1

                         [Cole & Reed, P.C. Letterhead]


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 31, 2007, for Vaughan Foods, Inc., in the Registration Statement on Amendment No. 10 to Form S-1 and related Prospectus of Vaughan Foods, Inc.


                                                     /s/ Cole & Reed, P.C.


Oklahoma City, Oklahoma
June 5, 2007


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